Press release

PHILADELPHIA, June 29, 2018

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DEX

On June 29, 2018, Delaware Enhanced Global Dividend and Income Fund (NYSE: DEX) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1042 per share to shareholders of record at the close of business on June 15, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0390	37.4%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0652	62.6%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.1042	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.2801	47.8%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.2053	35.0%
Return of Capital or other Capital Source	0.1005	17.2%
Total (per common share)	0.5859	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2018; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance and Distribution Information

Fiscal Year to Date (12/01/2017 through 5/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	10.29%
Cumulative Distribution Rate on NAV^	4.82%
Cumulative Total Return on NAV*	-3.27%

Average Annual Total Return on NAV for the 5-Year Period
Ending 5/31/18**	6.40%

^ Based on the Fund’s NAV as of May 31, 2018.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 through May 31, 2018.

**The 5-year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DEX

The Fund's primary investment objective is to seek current income, with a secondary objective of capital appreciation. The Fund invests globally in dividend-paying or income-generating securities across multiple asset classes, including but not limited to: equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies); debt securities (such as government bonds; investment grade and high risk, high yield corporate bonds; and convertible bonds); and emerging market securities. The Fund also uses enhanced income strategies by engaging in dividend capture trading; option overwriting; and realization of gains on the sale of securities, dividend growth, and currency forwards. There is no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund will invest: (1) at most 60% of its net assets in securities of U.S. issuers; and (2) at least 40% of its net assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Manager, in which case, the Fund would invest at least 30% of its net assets in securities of non-U.S. issuers; and 3) the Fund may invest up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). In addition, the Fund utilizes leveraging techniques in an attempt to obtain higher return for the Fund.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Trustees, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, July 27, 2018

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DEX

On July 27, 2018, Delaware Enhanced Global Dividend and Income Fund (NYSE: DEX) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1029 per share to shareholders of record at the close of business on July 13, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0242	23.5%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0787	76.5%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.1029	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.3043	44.2%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.2840	41.2%
Return of Capital or other Capital Source	0.1005	14.6%
Total (per common share)	0.6888	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2018; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance and Distribution Information

Fiscal Year to Date (12/01/2017 through 6/29/2018)
Annualized Distribution Rate as a Percentage of NAV^	10.37%
Cumulative Distribution Rate on NAV^	5.78%
Cumulative Total Return on NAV*	-4.39%

Average Annual Total Return on NAV for the 5-Year
Period Ending 6/29/18**	6.91%

^ Based on the Fund’s NAV as of June 29, 2018.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 through June 29, 2018.

**The 5-year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DEX

The Fund's primary investment objective is to seek current income, with a secondary objective of capital appreciation. The Fund invests globally in dividend-paying or income-generating securities across multiple asset classes, including but not limited to: equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies); debt securities (such as government bonds; investment grade and high risk, high yield corporate bonds; and convertible bonds); and emerging market securities. The Fund also uses enhanced income strategies by engaging in dividend capture trading; option overwriting; and realization of gains on the sale of securities, dividend growth, and currency forwards. There is no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund will invest: (1) at most 60% of its net assets in securities of U.S. issuers; and (2) at least 40% of its net assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Manager, in which case, the Fund would invest at least 30% of its net assets in securities of non-U.S. issuers; and 3) the Fund may invest up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). In addition, the Fund utilizes leveraging techniques in an attempt to obtain higher return for the Fund.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Trustees, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, August 31, 2018

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DEX

On August 31, 2018, Delaware Enhanced Global Dividend and Income Fund (NYSE: DEX) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1014 per share to shareholders of record at the close of business on August 17, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0254	25.0%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0760	75.0%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.1014	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.3297	41.7%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.3600	45.6%
Return of Capital or other Capital Source	0.1005	12.7%
Total (per common share)	0.7902	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2018; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance and Distribution Information

Fiscal Year to Date (12/01/2017 through 7/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	10.04%
Cumulative Distribution Rate on NAV^	6.52%
Cumulative Total Return on NAV*	-1.74%

Average Annual Total Return on NAV for the 5-Year
Period Ending 7/31/18**	6.49%

^ Based on the Fund’s NAV as of July 31, 2018.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 through July 31, 2018.

**The 5-year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DEX

The Fund's primary investment objective is to seek current income, with a secondary objective of capital appreciation. The Fund invests globally in dividend-paying or income-generating securities across multiple asset classes, including but not limited to: equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies); debt securities (such as government bonds; investment grade and high risk, high yield corporate bonds; and convertible bonds); and emerging market securities. The Fund also uses enhanced income strategies by engaging in dividend capture trading; option overwriting; and realization of gains on the sale of securities, dividend growth, and currency forwards. There is no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund will invest: (1) at most 60% of its net assets in securities of U.S. issuers; and (2) at least 40% of its net assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Manager, in which case, the Fund would invest at least 30% of its net assets in securities of non-U.S. issuers; and 3) the Fund may invest up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). In addition, the Fund utilizes leveraging techniques in an attempt to obtain higher return for the Fund.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Trustees, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, September 28, 2018

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DEX

On September 28, 2018, Delaware Enhanced Global Dividend and Income Fund (NYSE: DEX) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1002 per share to shareholders of record at the close of business on September 14, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0400	39.9%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0602	60.1%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.1002	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.3697	41.5%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.4202	47.2%
Return of Capital or other Capital Source	0.1005	11.3%
Total (per common share)	0.8904	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2018; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance and Distribution Information

Fiscal Year to Date (12/01/2017 through 8/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	10.08%
Cumulative Distribution Rate on NAV^	7.46%
Cumulative Total Return on NAV*	-2.41%

Average Annual Total Return on NAV for the 5-Year
Period Ending 8/31/18**	6.79%

^ Based on the Fund’s NAV as of August 31, 2018.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 through August 31, 2018.

**The 5-year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DEX

The Fund's primary investment objective is to seek current income, with a secondary objective of capital appreciation. The Fund invests globally in dividend-paying or income-generating securities across multiple asset classes, including but not limited to: equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies); debt securities (such as government bonds; investment grade and high risk, high yield corporate bonds; and convertible bonds); and emerging market securities. The Fund also uses enhanced income strategies by engaging in dividend capture trading; option overwriting; and realization of gains on the sale of securities, dividend growth, and currency forwards. There is no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund will invest: (1) at most 60% of its net assets in securities of U.S. issuers; and (2) at least 40% of its net assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Manager, in which case, the Fund would invest at least 30% of its net assets in securities of non-U.S. issuers; and 3) the Fund may invest up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). In addition, the Fund utilizes leveraging techniques in an attempt to obtain higher return for the Fund.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Trustees, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, October 26, 2018

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DEX

On October 26, 2018, Delaware Enhanced Global Dividend and Income Fund (NYSE: DEX) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0994 per share to shareholders of record at the close of business on October 12, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.0%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0994	100.0%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0994	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.3621	36.6%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.5272	53.2%
Return of Capital or other Capital Source	0.1005	10.2%
Total (per common share)	0.9898	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2018; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance and Distribution Information

Fiscal Year to Date (12/01/2017 through 9/28/2018)
Annualized Distribution Rate as a Percentage of NAV^	10.04%
Cumulative Distribution Rate on NAV^	8.33%
Cumulative Total Return on NAV*	-1.95%

Average Annual Total Return on NAV for the 5-Year
Period Ending 9/28/18**	6.04%

^ Based on the Fund’s NAV as of September 28, 2018.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 through September 28, 2018.

**The 5-year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DEX

The Fund's primary investment objective is to seek current income, with a secondary objective of capital appreciation. The Fund invests globally in dividend-paying or income-generating securities across multiple asset classes, including but not limited to: equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies); debt securities (such as government bonds; investment grade and high risk, high yield corporate bonds; and convertible bonds); and emerging market securities. The Fund also uses enhanced income strategies by engaging in dividend capture trading; option overwriting; and realization of gains on the sale of securities, dividend growth, and currency forwards. There is no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund will invest: (1) at most 60% of its net assets in securities of U.S. issuers; and (2) at least 40% of its net assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Manager, in which case, the Fund would invest at least 30% of its net assets in securities of non-U.S. issuers; and 3) the Fund may invest up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). In addition, the Fund utilizes leveraging techniques in an attempt to obtain higher return for the Fund.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Trustees, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, November 30, 2018

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DEX

On November 30, 2018, Delaware Enhanced Global Dividend and Income Fund (NYSE: DEX) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0973 per share to shareholders of record at the close of business on November 16, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0063	6.5%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0176	18.1%
Return of Capital or other Capital Source	0.0734	75.4%
Total (per common share)	0.0973	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.3760	34.6%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.5372	49.4%
Return of Capital or other Capital Source	0.1739	16.0%
Total (per common share)	1.0871	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2018; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance and Distribution Information

Fiscal Year to Date (12/01/2017 through 10/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	10.62%
Cumulative Distribution Rate on NAV^	9.89%
Cumulative Total Return on NAV*	-8.38%

Average Annual Total Return on NAV for the 5-Year
Period Ending 10/31/18**	3.78%

^ Based on the Fund’s NAV as of October 31, 2018.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 through October 31, 2018.

**The 5-year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DEX

The Fund's primary investment objective is to seek current income, with a secondary objective of capital appreciation. The Fund invests globally in dividend-paying or income-generating securities across multiple asset classes, including but not limited to: equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies); debt securities (such as government bonds; investment grade and high risk, high yield corporate bonds; and convertible bonds); and emerging market securities. The Fund also uses enhanced income strategies by engaging in dividend capture trading; option overwriting; and realization of gains on the sale of securities, dividend growth, and currency forwards. There is no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund will invest: (1) at most 60% of its net assets in securities of U.S. issuers; and (2) at least 40% of its net assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Manager, in which case, the Fund would invest at least 30% of its net assets in securities of non-U.S. issuers; and 3) the Fund may invest up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). In addition, the Fund utilizes leveraging techniques in an attempt to obtain higher return for the Fund.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Trustees, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.